SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1998

                           DIME FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                  Connecticut
                 (State or other jurisdiction of incorporation)



        0-17494                                            06-1237470
(Commission File Number)                       (IRS Employer Identification No.)


                 95 Barnes Road, Wallingford, Connecticut 06492
                    (Address of principal executive offices)


                                 (203) 269-8881
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On March 31, 1998, Dime Financial Corporation (the "Company") entered into a merger agreement with HUBCO, Inc. (as previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 1997). In light of such agreement, on March 31, 1998, the Board of Directors of the Company voted to indefinitely postpone the Annual Meeting of the Company's shareholders, which previously had been scheduled to be held on April 29, 1998. On April 9, 1998, notice of such postponement was mailed to the shareholders of the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  The following Exhibit is filed herewith:


Exhibit No.                           Description
-----------                           -----------

    99 Notice of Postponement of 1998 Annual Meeting of Shareholders of Dime Financial Corporation, dated April 9, 1998.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DIME FINANCIAL CORPORATION



Dated: April 9, 1998                By: /s/ Richard H. Dionne
                                       Name: Richard H. Dionne
                                       Title: President and CEO


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                               INDEX TO EXHIBITS



Exhibit No.                           Description
-----------                           -----------
    99 Notice of Postponement of 1998 Annual Meeting of Shareholders of Dime Financial Corporation, dated April 9, 1998.